UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2015

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Five Star Quality Care, Inc. and certain of its subsidiaries, or the Company, are defendants in a lawsuit filed on July 27, 2012 in the Superior Court of Maricopa County, Arizona by the estate of a Doris L. Cote, a former resident of a senior living community operated by the Company.  The complaint asserts claims against the Company for pain and suffering as a result of improper treatment constituting violations of the Arizona Adult Protective Services Act and wrongful death.  In May 2015, the jury rendered a decision in favor of the Company on the wrongful death claim, and against the Company on the remaining claims, returning verdicts awarding damages of approximately $19.2 million, which consisted of $2.5 million for pain and suffering and the remainder in punitive damages.  Although the Company cannot predict the ultimate outcome of this lawsuit, it believes the jury’s verdict against the Company was wrong and the result of significant trial error, and intends to vigorously pursue its position in post-trial motions and, if those motions are unsuccessful, on appeal.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT THE COMPANY BELIEVES THE JURY’S VERDICT AGAINST THE COMPANY WAS WRONG AND THE RESULT OF SIGNIFICANT TRIAL ERROR AND THAT THE COMPANY INTENDS TO VIGOROUSLY PURSUE ITS POSITION IN POST-TRIAL MOTIONS AND, IF THOSE MOTIONS ARE UNSUCCESSFUL, ON APPEAL. THESE STATEMENTS MAY IMPLY THAT THE COMPANY WILL ULTIMATELY BE SUCCESSFUL AND WILL NOT HAVE TO PAY ANY DAMAGES. HOWEVER, LITIGATION CAN BE UNPREDICTABLE AND OFTEN HAVE UNANTICIPATED RESULTS. THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL BE SUCCESSFUL IN ITS EFFORTS TO OVERTURN THIS VERDICT AND IT MAY HAVE TO FUND SIGNIFICANT DAMAGE AMOUNTS.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON THE COMPANY’S FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Paul V. Hoagland
Paul V. Hoagland
Treasurer and Chief Financial Officer

Dated: June 3, 2015